UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 16, 2005

Newell Rubbermaid Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-09608	363514169
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10B Glenlake Parkway, Suite 600, Atlanta, Georgia		30328
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-407-3800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 16, 2005, Newell Rubbermaid Inc. (the "Company") issued a press release announcing the resignation of Joseph Galli, Jr. as the Company’s President, Chief Executive Officer and Director and the appointment of Mark D. Ketchum as the Company’s interim President and Chief Executive Officer, in which the Company indicated certain expectations regarding third quarter earnings per share performance. A copy of this press release has been furnished herewith as Exhibit 99.1 and is incorporated herein by reference. Such information is furnished pursuant to Item 2.02 of Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 16, 2005, Joseph Galli, Jr. resigned as President, Chief Executive Officer and Director of the Company, effective immediately. On October 16, 2005, the Board of Directors of the Company appointed Mark D. Ketchum, a Director of the Company and a member of the Audit Committee of the Company’s Board of Directors, as interim President and Chief Executive Officer of the Company, effective immediately, while the Board of Directors conducts a search for a permanent replacement. Mr. Ketchum will relinquish his Audit Committee membership during his tenure as interim President and Chief Executive Officer.

Mr. Ketchum, 55, has served as a member of the Board of Directors of the Company since February 10, 2005. Mr. Ketchum retired on November 1, 2004 as President, Global Baby and Family Care of The Procter & Gamble Company (a manufacturer and marketer of consumer products) ("P&G"), a position he had held since 1999. Mr. Ketchum joined P&G in 1971, and thereafter served in a variety of roles, including Vice President and General Manager – Tissue/Towel from 1990 to 1996 and President – North American Paper Sector from 1996 to 1999.

Mr. Ketchum was not selected pursuant to any arrangement or understanding between him and any other person. There has been no transaction, or proposed transaction, since January 1, 2004 to which the Company was or is to be a party, and in which Mr. Ketchum had or is to have a direct or indirect material interest. There are no family relationships between Mr. Ketchum and any of the Company’s other directors, executive officers or persons nominated or charged by the Company to become directors or executive officers.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.Description
99.1 Press release issued by Newell Rubbermaid Inc. dated October 16, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newell Rubbermaid Inc.

October 20, 2005	By:	/s/ Dale L. Matschullat

Name: Dale L. Matschullat
Title: Vice President - General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Newell Rubbermaid Inc. dated October 16, 2005